

BIOFORCE NANOSCIENCES

BFNH
March 2007

Disclaimer

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

The written and verbal versions of this presentation contain forward-looking statements. These statements may address projections of our future financial performance, product and operation developments, acceptance of our products, value of our intellectual property, competition and other factors. In some cases, you will be able to identify these forward-looking statements by terminology such as "may," "will" "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue," or similar expressions.

Forward-looking statements discuss future events or conditions and not historical facts. They are our current expectations and should not be thought of as guarantees. They speak only as of the date we make them, and we make no assurances that we will update them to reflect change. Our actual results can differ materially from those contained in forward-looking statements due to a number of risk factors and uncertainties, some of which we discuss in our periodic filings with the U.S. Securities and Exchange Commission.

Company Overview

- A nanotechnology company
- Focused on life sciences
- First product in this area: Nano eNabler™ system
  - Invented to solve problem of creating biotests small enough for analysis by Atomic Force Microscopy (AFM)
  - A "printer" used to merge biological materials (e.g. active proteins, virus samples) with non-biological materials (e.g. silicon chips)
  - Broad applications (include non-life sciences)
- Current business strategy is to sell the Nano eNabler™ system and supporting equipment and services
- Platform entry into explosive nanotechnology opportunities

Key Facts

Symbol	BFNH
Corporate Headquarters	Ames, IA
Stock Price (2/27/07) || 52-Week Range	$3.25 || $1.60 - $5.75
Shares Outstanding (2/27/07)	24,099,950
Market Capitalization (2/27/07)	$78,300,000
Volume (daily avg Nov '06 – Feb '07)	3,688
Cash (12/31/06)	$2,602,696
Revenue (2006)	$415,087
Insider Ownership	19%
Institutional Ownership	27%
Full-time Employees at 2/27/07	22
Fiscal Year	December 31
Accounting Firm	Chisholm, Bierwolf & Nilson LLC

Capitalization Table

(as of 2/27/07) Equity (100,000,000 authorized shares)	Issued Shares	Strike Price	Fully Diluted
Common Stock	24,099,950		24,099,950
Options		$0.40 - $0.99	16,035
Options		$1.00 - $1.99	1,469,633
Options		$2.00 - $2.99	1,202,832
Options		$3.00 - $3.99	20,000
Options		$4.00 - $4.99	100,000
Warrants		$1.00 - $3.90	1,264,428
Total	24,099,950		28,127,878

Management

- **Eric Henderson, Ph.D., Founder and CEO**
  - 26 years molecular biology, 16 years nanotechnology
  - 94 peer reviewed scientific publications
  - $6M grant funds raised for BioForce
  - 8 U.S. patents awarded
- **Kerry Frey, COO**
  - 30 years mgmt/ops experience in medical device, pharmaceutical and healthcare
  - Multiple startups
  - 20 years Johnson & Johnson, including VP Sales & Marketing for Hospital Services
- **Greg Brown, CFO**
  - Financial/ops management experience with BidRx, Metrix and Patient Infosystems
  - Venture capital experience with Pappajohn Capital Resources and Residex Ventures
  - Raised over $100M in private & public equity for technology companies

Board of Directors & Advisors

- **Board of Directors**
  - Eric Henderson
  - Kerry Frey
  - Larry Gold, Ph.D., CEO of SomaLogic, Inc.
  - Jean-Jacques Sunier, Consultant to Societe Generale's Alternative Investments

- **Scientific Advisory Board**
  - Virgil Elings, Ph.D., founder Digital Instruments (now Veeco)
  - Jan Hoh, Ph.D., Johns Hopkins University
  - Peter Schwartz, Ph.D., UC San Luis Obispo
  - Kombiz Pourrezaei, Ph.D., Drexel University

Company History

- Initial sales and brand recognition with early products (since 1994)
- Conception to production of Nano eNabler™ system (1999 – 2006)
- Raise grant ($6M) and investor ($10M) capital (1999-2006)
- Reverse merger into public shell (Feb. 2006)
- First 20 Nano eNabler™ system placements in top tier locations (2006)
- First 2 Nano eNabler™ system sales (2006)

Product/Service Description

What we do:

- Develop and commercialize nanotech tools and solutions for the life sciences

What we provide to customers:

- Tools opening the door for nanotech in the life sciences

BioForce's uniqueness:

- Commercial products in the market
- Focused strategy in the life sciences market
- Products provide practical solution to scientists' problems
- Over a decade of design and development experience that supports our patented core technology

Nano eNabler ™ System



- A unique device for precisely dispensing liquids in volumes equal to one millionth, billionth of a drop of blood
- Prints bioactive compounds
- Able to create ultraminiaturized biochips used in surface patterning of cells, molecules and particles
- US Patent No. 7,008,769 and patents pending



BIOFORCE
NANOSCIENCES
BIOFORCE
NANOSCIENCES

SPT TM Surface Patterning Tools



Reservoir
Supporting Substrate
Cantilever
Microchannel
Opening Gap



- The "ink cartridges" for the Nano eNabler™ system
- Formatted in many configurations to enhance their utility (e.g., build biochips, modify surfaces)
- Patents pending

Merging Bio and Non-Bio Materials

- **Materials**
- Organic
  - Proteins
  - Oligonucleotides
  - Large DNA molecules
  - Viruses
- Inorganic
  - Quantum dots
  - Colloids
  - Nanoparticles
  - Etchants
  - Adhesives

- **Surfaces**
- Glass
- Silanes
- Silicon
- Gold
- Alkanethiol SAMs
- Poly-l-lysine
- Polymers
- Hydrogel
- PDMS
- Nitrocellulose

Life Science Focus


Nanotechnology
Materials
Physics
Electronics
Chemistry
Life Sciences
BioForce's
Point Of Entry

BioForce Positioning Strategy


Biotechnology
Nanotechnology
Nano eNabler™

Perpetual Cycle of Opportunity

Internal
- ViriChip ™ platform
- FAST ™
- Chip-On-A-Tip ™
- Many Others

External
- Biosensors
- Cancer Cell Biology
- Stem Cell Biology
- Many Others

Nano eNabler ™ Potential Impact Areas (Life Sciences)

- **Stem Cell Biology**
- **Cancer Biology**
- **Drug Discovery**
- **Diagnostics**
  - Point of care (e.g., home "whole health" tests with protein biomarkers)
  - Microsamples (e.g., forensic and neonatal samples)
  - Minimally invasive (e.g., just a few cells rather than a whole organ)
- **Biodetection**
  - ViriChip™ platform system, biodefense, blood screening

Applications Opportunities

In-house R&D & placement partner programs capture additional value in key areas such as biomedicine, diagnostics and drug discovery. Examples include:



ViriChip ™ platform

Nondestructive detection and identification of whole virus (US Pat. No. 6,897,015)



FAST ™ (Force Assessment Screening Technology)

Drug discovery by force measurement



Chip-On-A-Tip ™

Minimally invasive health diagnostic (four cells)

Pilot Sales Program

Samples of Nano eNabler ™ system placements and sales:

Boston University - placement	Russian Acad. Biomed. Sci. - sale
Cornell University - placement	UC Irvine - placement
Georgia Tech University - placement	UC San Francisco - placement
Harvard Medical School - sale	University of Rochester - placement
Johns Hopkins - placement	University of Toronto - placement

Case Study I - Cancer Cell Biology

- Research Institute
- Sales placement
- Needed flexible, "on-the-fly" method to print biomolecules in sizes smaller than a single cell for cancer cell biology studies
- Rapid printing of virtually any pattern in desired size range
- Results
  - Allowed new discovery
  - Reduced supply costs
  - Expedited experimentation



Case Study II - Bionanosensors

- Research Institute – sale to Harvard Medical School
- Needed flexible method for biomodification of silicon nanosensors.
- Nano eNabler ™ system solved this problem by direct printing of femtoliter volumes of biomolecules on nanosensors
- Results
  - Overcame formidable technical hurdle
  - Expedited experimentation



Case Study III - Smart Bandages

- Research Institute
- Placement
- Needed to build complex capabilities into bandages that treat and analyze as well as protect wounds
- Results
  - Many tests in a single bandage



Image courtesy of Lisa De Louise,
Univ. of Rochester Medical Center

"The Nano eNabler can help us with the smart bandage by allowing us to build a sensor right into the wound care product. (It) gives us the mechanical ability to put down a large number of unique spots in a very small area, with unique probes that target infectious diseases."

Target Market

- **Segments**
  - Industry
  - Scientists and researchers
  - Government agencies
- **Size**
  - $1B Nano eNabler ™ system market size based upon AFM market trends (8,000+ AFMs sold)
- **Growth**
  - Annual sales can double in each of the next 5 to 10 years
  - 5,000 Nano eNabler ™ system sales x $147,000 = $735 million
- **Barriers**
  - Capitalization
  - Resources
  - Intellectual property

Competition

Product Features	Speed	Reduced Clogging	Reliability	Multiplexing	1 to 20 µm	Biological Compatibility
Nano eNabler ™ system	X	X	X	X	X	X
Micro-contact printing	X	X	-	-	X	X
Nanopipettes	-	-	-	-	X	X
AFM nanolithography	-	X	X	-	X	-
Ink-jet printing	X	-	X	X	-	X

Manufacturing / R&D

- Component specs by BioForce and supplied by third party vendors
- Product assembled by BioForce in Ames, IA
- Quality control by BioForce
- Current production capacity = 150 Nano eNabler ™ systems per year
- 150 x $147,000 = $22M annual revenue capacity
- Production can scale as needed

Sales & Distribution

- **Sales Model**
  - Direct in U.S
  - Distributors internationally
- **Pricing: Nano eNabler ™ system list price = $147,000**
- **Sales cycle = 6 – 18 months**
- **Sales pipeline**
  - 4,000 contacts in database
  - Established prestigious thought leaders (reference sites)
- **Sales Growth**
  - Existing products & markets
    - Capital instruments: Nano eNabler™ system , UV-Ozone TipCleaner™ tool
    - Consumables: both AFM market and Nano eNabler ™ system consumables
  - Expand into industry
  - Expand into a full-line of companies centered around surface patterning tools

Sales & Distribution - Strategy

- 2007
  - Convert 20 placed but not yet sold Nano eNabler ™ systems
  - Place additional systems in key locations
  - Some direct (non-placement) sales
  - Materials inventory sufficient to build additional 20 units
- 2008
  - Place/sell 40 Nano eNabler ™ systems
  - Break-even is approximately 40 units/year

Growth Strategy

- **Organic**
  - surface patterning
- **Acquisition/licensing of surface patterning companies and technology**
- **In-house discoveries made possible with the Nano eNabler ™, such as ViriChip™ platform**
- **Collaboration with Nano eNabler ™ system users to pursue commercialization of their discoveries**
  - could turn into a "**Nano Incubator**" play

Investment Summary

- **BioForce provides the nanotech investor with a company with real products and with years of nanotech experience**
- **BioForce's people have a background in science, business, operations, and start-up companies**
- **Our process is to create sales through placements with industry leaders**
- **Nanotech & life sciences technology**
  - Emphasis on surface patterning
- **Commercial products**
  - Capital instrumentation
  - Consumables
- **20 current sales placements with potential to convert to revenue**
- **On-hand inventory can produce additional $3 million in revenue**
- **Potential to develop into a "Nano Incubator"**